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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 1, 2004
Date of report

DIMON INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
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(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant’s telephone number, including area code)

N/A (former name of former address, if changed since last report)

DIMON Incorporated and Subsidiaries

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	99.1	Notice to Directors and Executive Officers of DIMON Incorporated dated April 1, 2004

ITEM 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan..

          On April 1, 2004, DIMON Incorporated (the “Company”), sent a notice to its directors and executive officers as contemplated by Rule 104 of Regulation BTR, with respect to a blackout period for DIMON’s Savings and Profit Sharing 401(k) Plan (the “Plan”) from April 16, 2004 to April 20, 2004.  The notice provided to the Company’s directors and executive officers to this effect is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2004	DIMON Incorporated
Registrant

By: /s/ Thomas G. Reynolds
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Thomas G. Reynolds Vice President - Controller (Principal Accounting Officer)

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DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Memorandum, dated April 1, 2004	5

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